UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 20, 2006


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                     0-22011                  86-0760991
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      (State or other       (Commission File Number)         (IRS Employer
      jurisdiction of                                     Identification No.)
      incorporation)


   2575 East Camelback Road, Ste. 450, Phoenix, AZ               85016
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


                                BIONUTRICS, INC.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Article of Incorporation or By-Laws.

      Effective September 20, 2006, the Board of Directors of Synovics Pharmaceuticals, Inc. (the "Registrant") adopted two amendments of the by-laws of the Registrant concerning actions taken by stockholders in the absence of a meeting of stockholders and restricting the ability of stockholders to amend newly revised Article 1 Section 1.10 without a unanimous vote of the stockholders.

      Amended Article 1 Section 1.10 states:

        1.10 Action Without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of all of the outstanding stock of the Corporation, and the written consent is filed with the minutes of the proceedings of the stockholders.

      The amendment above replaced:

        1.10 Action Without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

      Amended Article 7 Section 7.2 states:

        7.2 By the Stockholders. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at any regular meeting of stockholders, or at any special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new Bylaws shall have been stated in the notice of such special meeting. Notwithstanding the foregoing, Article I, Section 1.10 may be altered, amended or repealed or a new Bylaw may be adopted in its place only by the unanimous affirmative vote of all of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at any regular meeting of stockholders, or at any special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new Bylaws shall have been stated in the notice of such special meeting.

      The amendment above replaced:


        7.2 By the Stockholders. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at any regular meeting of stockholders, or at any special meeting of stockholders, provided notice of such alternation, amendment, repeal or adoption of new Bylaws shall have been stated in the notice of such special meeting.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

           3.(ii).1     By-Laws, as amended through September 20, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Dated: September 20, 2006

                                        SYNOVICS PHARMACEUTICALS, INC.

                                    By:    /s/ Ronald H. Lane Ph.D.
                                        --------------------------------
                                    Name:  Ronald H. Lane, Ph.D.
                                    Title: President and Chief Executive Officer